Note 9 - Equity Method Investments - Summarized Financial Information on Equity Method Investments (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Dec. 31, 2016
Non-current assets	$ 1,091,272		$ 952,458
Current assets	62,546		35,993
Total assets	1,153,818		988,451
Current liabilities	54,421		$ 39,428
Voyage revenue	55,065	$ 10,333
Net income / (loss)	$ 2,721	$ (966)